UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 7, 2008

ALTERNATE ENERGY CORP.
(Exact name of registrant as specified in charter)

NEVADA	000-28015	86-0884116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3325 North Service Road, Unit 105, L7N 3G2
(Address of principal executive offices)

(905) 332-3110
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K that the Registrant's auditor relationship with  Danziger Hochman Partners LLP.  has ceased effective February 7, 2008.

(a)(1) Previous Independent Accountant

(i)

The Registrant reports that the Registrant's auditor Danziger Hochman Partners LLP was dismissed by the Registrant effective February 7, 2008.

(ii)

Danziger Hochman Partners LLP reports on the Registrant's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii)

The decision to dismiss Danziger Hochman Partners LLP as the Registrant's certifying accountants was recommended and approved by the Board of Directors of the Registrant on February 7, 2008.

(iv)

In connection with the audits of the Company's financial statements for the years ended December 31, 2006 and 2005 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Danziger Hochman Partners LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of  Danziger Hochman Partners LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.

(a)(2) Engagement of McElravy, Kinchen & Associates, PC as the Registrant's Independent Accountant.

 On February 7,2008, the Registrant's board of directors recommended and approved the engagement of McElravy, Kinchen & Associates, PC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31,2007.

 During the years ended December 31, 2006 and 2005 and the subsequent interim period ended September 30, 2007, and through the date of the firm’s engagement the Registrant did not consult with Danziger Hochman Partners LLP with regard to:

(i)

the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(ii)

any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) The Registrant has provided Danziger Hochman Partners LLP with a copy of the disclosures it is making in response to this Item. The Registrant has requested Danziger Hochman Partners LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Danziger Hochman Partners LLP does not agree. The Registrant has filed the letter as exhibit 16 to this current report containing this disclosure.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
16	Email to Certifying Accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Alternate Energy Corp.

Date: February 11, 2008	By:	/s/ Blaine Froats
Blaine Froats
CEO